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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 21, 2003
                               (August 21, 2003)


                        State Auto Financial Corporation
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             (Exact name of registrant as specified in its charter)

                                      Ohio
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                 (State or other jurisdiction of incorporation)

              0-19289                               31-1324304
    --------------------------------      ----------------------------------
       (Commission File Number)            (IRS Employer Identification No.)


                518 East Broad Street, Columbus, Ohio 43215-3976
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               (Address of principal executive offices) (zip code)


       Registrant's telephone number, including area code: (614) 464-5000
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                                       N/A
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          (Former name or former address, if changed since last report)




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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

                  1. Attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference is a press release issued by State Auto Financial Corporation on August 21, 2003.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

                  (c)      Exhibits.

                  Exhibit No.       Description
                  -----------       -----------
                  99.1              Press release issued by State Auto Financial
                                    Corporation on August 21, 2003.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             State Auto Financial Corporation


Date:   August 21, 2003                      By: /s/ Robert H. Moone
                                                 ----------------------------
                                                 Robert H. Moone, President and
                                                 Chief Executive Officer


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                                  EXHIBIT INDEX


Exhibit No.        Description of Exhibit
-----------        ----------------------

    99.1 Press release issued by State Auto Financial Corporation on August 21, 2003.